UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 9, 2020

PURADYN FILTER TECHNOLOGIES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-11991	14-1708544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2017 High Ridge Road, Boynton Beach, FL	33426
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(561) 547-9499

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, PAR VALUE $.001 PER SHARE	PFTI	NONE

Item 1.01

Entry into a Material Definitive Agreement.

On March 9, 2020 Puradyn Filter Technologies Incorporated (the “Company”) entered into a Revolving Credit Agreement (the “Agreement”) with Christian Meissner pursuant to which Mr. Meissner agreed to make a $250,000 credit line available to us from time to time until September 30, 2020.  Our ability to draw amounts under the credit line is at the discretion of Mr. Meissner.  Under the terms of the Agreement, amounts we borrow from Mr. Meissner will be evidenced by a 5% Senior Secured Revolving Note (the “Note”).  The Note will pay interest at the rate of 5% per annum, matures on September 30, 2020 and our obligations thereunder are secured by a first position security interest in our assets as evidenced by a Security Agreement of even date by and between the Company and Mr. Meissner.  Our secured creditor, Mr. Joseph V. Vittoria, our Executive Chairman, entered a Subordination Agreement subordinating his first position security interest in our assets which secures a Senior Secured Promissory Note in the principal amount of $9,129,430.15 due Mr. Vittoria to Mr. Meissner.

On March 9, 2020 we drew an initial $100,000.00 under this credit line and on March 12, 2020 used $33,617.99 of the proceeds to satisfy our obligations under the Business Loan Agreement with Kabbage dated October 24, 2019.  We are using the balance of the proceeds for working capital.

The foregoing description of the terms and conditions of the Agreement, the Note, the Security Agreement and the Subordination Agreement are qualified in their entirety by reference to the agreements which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this report.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Agreement set forth under Item 1.01 of this Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

		Incorporated by Reference			Filed or Furnished Herewith
No.	Exhibit Description	Form	Date Filed	Number

10.1	Form of Revolving Credit Agreement dated March 9, 2020 by and between Puradyn Filter Technologies Incorporated and Christian Meissner				Filed
10.2	Form of 5% Senior Secured Revolving Note				Filed
10.3	Form of Security Agreement dated March 9, 2020 by and between Puradyn Filter Technologies Incorporated and Christian Meissner				Filed
10.4	Form of Subordination Agreement dated March 9, 2020 by and between Puradyn Filter Technologies Incorporated and Joseph V. Vittoria				Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURADYN FILTER TECHNOLOGIES INCORPORATED

Date: March 13, 2019	By:	/s/ Edward S. Vittoria
Edward S. Vittoria, Chief Executive Officer

Exhibit Index

		Incorporated by Reference			Filed or Furnished Herewith
No.	Exhibit Description	Form	Date Filed	Number

10.1	Form of Revolving Credit Agreement dated March 9, 2020 by and between Puradyn Filter Technologies Incorporated and Christian Meissner				Filed
10.2	Form of 5% Senior Secured Revolving Note				Filed
10.3	Form of Security Agreement dated March 9, 2020 by and between Puradyn Filter Technologies Incorporated and Christian Meissner				Filed
10.4	Form of Subordination Agreement dated March 9, 2020 by and between Puradyn Filter Technologies Incorporated and Joseph V. Vittoria				Filed